As filed with the Securities and Exchange Commission on May 22, 1998
                                                      Registration No. 333-17413
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                               TELEGEN CORPORATION
             (Exact name of Registrant as specified in its charter)

           California                                  84-0672714
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

                                101 Saginaw Drive
                         Redwood City, California 94063
    (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 1996 STOCK PLAN

                            (Full title of the plan)

                                FRED Y. KASHKOOLI
                             Chief Executive Officer
                               TELEGEN CORPORATION
                                101 Saginaw Drive
                         Redwood City, California 94063
                                 (650) 261-9400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                    Copy to:
                            THOMAS C. DeFILIPPS, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300


                                       CALCULATION OF REGISTRATION FEE
============================================================================================================
                                                  Proposed              Proposed
        Title of              Amount               Maximum               Maximum
      Securities to           to be               Offering              Aggregate              Amount of
      be Registered         Registered         Price Per Share        Offering Price        Registration Fee
------------------------------------------------------------------------------------------------------------
Common Stock
  - 1996 Stock Plan           400,000             $   0.54  (1)          $ 216,000             $ 63.72


TOTALS                        400,000                                    $ 216,000             $ 63.72
                              =======                                     ========              ========

---------------------------

(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the amount of the registration fee on the basis of 100% of the average of the high and low sale prices reported in the Nasdaq Electronic Bulletin Board on May 20, 1998.

============================================================================================================

                          INCORPORATION BY REFERENCE OF
                        PRIOR S-8 REGISTRATION STATEMENT

        This Registration Statement is made for the registration of 400,000 additional shares of common stock under the Company's 1996 Stock Plan. The contents of the Form S-8 Registration Statement filed with the Securities and Exchange Commission (the "Commission") on December 5, 1996 (Registration No. 333-17413 for the registration of shares of common stock to be issued upon exercise of options under the Company's 1996 Stock Plan are hereby incorporated by reference.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on May 22, 1998.

                                              TELEGEN CORPORATION


                                              By: /s/ Fred Y. Kashkooli
                                                 -------------------------------
                                                      Fred Y. Kashkooli
                                                      Chief Executive Officer


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Fred Y. Kashkooli, as his or her attorney-in-fact, with full power of substitution, for him or her and in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                Signature                        Title                       Date
------------------------------       --------------------------------    -------------


   /s/ Fred Y. Kashkooli
    --------------------------       Chief Executive Officer              May 22, 1998
       Fred Y. Kashkooli             (principal executive officer,
                                     principal
                                     finance and accounting officer)

   /s/ Gilbert F. Decker
    --------------------------       Director                             May 22, 1998
       Gilbert F. Decker

   /s/ Gregory Bell
    --------------------------       Director                             May 22, 1998
       Gregory Bell



    --------------------------       Director
       James R. Iverson

   /s/ Frederick T. Lezak, Jr.
    --------------------------       Director                             May 22, 1998
       Frederick T. Lezak, Jr.

   /s/ Larry J. Wells
    --------------------------       Director                             May 22, 1998
       Larry J. Wells


    --------------------------       Director
       Bonnie A. Crystal


    --------------------------       Director
      Jessica L. Stevens


                                INDEX TO EXHIBITS



                                                             Sequentially
Exhibit                                                        Numbered
Number                     Description                           Page
-------      ------------------------------------      -------------------------
  4.3*       1996 Stock Option Plan

  5.1        Opinion of Wilson, Sonsini, Goodrich
               & Rosati, P.C.

 23.1        Consent of Coopers & Lybrand L.L.P.

 23.3        Consent of Wilson, Sonsini, Goodrich      Contained in Exhibit 5.1
               & Rosati

 24.1        Power of Attorney                         Page II-2 of Registration
                                                       Statement



----------------------------

* Incorporated by reference from the Form S-8 Registration Statement filed by the Company with the Commission on December 5, 1996 (Registration No. 333-17413)